FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2011
Federal Home Loan Bank Advances
FEDERAL HOME LOAN BANK ADVANCES

NOTE 9 - FEDERAL HOME LOAN BANK ADVANCES

The Bank had total advances from the Federal Home Loan Bank (FHLB) of $26,944,000 and $21,924,000 at December 31, 2011 and 2010, respectively. The weighted average interest rate on the advances was 1.10% and 1.33% at December 31, 2011 and 2010, respectively. The range of rates on the outstanding advances at December 31, 2011 varied from 0.08% to 4.58%.

The contractual maturities of advances are as follows:

Year Ending December 31,	Amount
2012	$10,000,000
2013	7,999,000
2014	6,493,750
2015	1,484,750
2016	966,500
$26,944,000

At December 31, 2011, in addition to FHLB stock, eligible residential real estate loans totaling approximately $55,045,000 were pledged to the FHLB to secure advances outstanding compared to $56,612,000 at December 31, 2010.